UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2010

AsiaInfo-Linkage, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15713	752506390
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street

Haidian District, Beijing 100086, China

(Address of principal executive offices)

+8610 8216 6688

Registrant’s telephone number, including area code

AsiaInfo Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 1, 2010, AsiaInfo-Linkage, Inc. (formerly known as AsiaInfo Holdings, Inc.) (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of its acquisition of Linkage Technologies Investment Limited (“Linkage”). This Amendment No. 1 to the Initial Form 8-K amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information permitted to be filed by amendment no later than 71 calendar days after the date that the Initial Form 8-K was required to be filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Linkage and subsidiaries as of December 31, 2008 and 2009, and the related consolidated statements of operations and cash flows for the years ended December 31, 2007, 2008 and 2009 are being filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

The unaudited condensed consolidated balance sheets of Linkage and subsidiaries as of June 30, 2010 and the related condensed consolidated statements of operations and cash flows for the six-month periods ended June 30, 2010 and 2009 are being filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of the Company and Linkage is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference:

•	Unaudited pro forma condensed combined balance sheet as of June 30, 2010;

•	Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2009 and the six months ended June 30, 2010; and

•	Notes to unaudited pro forma condensed combined financial information.

(d) Exhibits.

		Filed Herewith	Incorporated by Reference
Exhibit No	Exhibit Title		Form	Exhibit No.	File No.	Filing Date

23.1	Consent of Deloitte Touche Tohmatsu CPA Ltd.	X

99.1	The audited consolidated balance sheets of Linkage and subsidiaries as of December 31, 2009 and 2008, and the related consolidated statements of operations and cash flows for the years ended December 31, 2009, 2008 and 2007	X

99.2	The unaudited condensed consolidated balance sheets of Linkage and subsidiaries as of June 30, 2010 and the related condensed consolidated statements of operations and cash flows for the six months ended June 30, 2010 and 2009	X

99.3

The following unaudited pro forma condensed combined financial information of the Company and Linkage:

•   Unaudited pro forma condensed combined balance sheet as of June 30, 2010

•   Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2009 and the six months ended June 30, 2010

•   Notes to unaudited pro forma condensed combined financial information

X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AsiaInfo-Linkage, Inc.

Date: September 10, 2010		/S/ MICHAEL WU
	Name:	Michael Wu
	Title:	Chief Financial Officer

EXHIBIT INDEX

		Filed Herewith	Incorporated by Reference
Exhibit No	Exhibit Title		Form	Exhibit No.	File No.	Filing Date

23.1	Consent of Deloitte Touche Tohmatsu CPA Ltd.	X

99.1	The audited consolidated balance sheets of Linkage and subsidiaries as of December 31, 2009 and 2008, and the related consolidated statements of operations and cash flows for the years ended December 31, 2009, 2008 and 2007	X

99.2	The unaudited condensed consolidated balance sheets of Linkage and subsidiaries as of June 30, 2010 and the related condensed consolidated statements of operations and cash flows for the six months ended June 30, 2010 and 2009	X

99.3

The following unaudited pro forma condensed combined financial information of the Company and Linkage:

•   Unaudited pro forma condensed combined balance sheet as of June 30, 2010

•   Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2009 and the six months ended June 30, 2010

•   Notes to unaudited pro forma condensed combined financial information

X